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                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004


                                    FORM 8-K
                        CURRENT REPORT PURSUANT TO SECTION 13 OF
                          THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): May 7, 2002


                                Aehr Test Systems
             (Exact name of Registrant as specified in its chapter)



          California                    000-22893             94-2424084
(State or other jurisdiction of  [Commission File Number]  (I.R.S. Employer
 incorporation or organization)                         Identification Number)



                                400 Kato Terrace
                                Fremont, CA 94539
                     (Address of principal executive offices)

                                  510-623-9400
               (Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS

        Aehr Test Systems sent a letter to its shareholders of record in the form of Exhibit 20 with an expected mailing date of May 7, 2002.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits.

             Exhibit 20   Letter to Shareholders.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Aehr Test Systems
                                                (Registrant)

Date:  May 7, 2002

                                          By:   /S/ GARY L. LARSON
                                               -------------------------
                                               Gary L. Larson
                                               Vice President of Finance and
                                               Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number
-------

20     Letter to Shareholders.